EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO

                               18 U.S.C. SS.1350,

                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of GelStat Corporation (the "Company") on Form 10-KSB for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),

We, Stephen C. Roberts, Chief Executive Officer and Nicholas C. Bluhm, Chief Financial Officer, of GelStat Corporation, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                          /s/ Stephen C. Roberts
                                                              Stephen C. Roberts
                                                         Chief Executive Officer

                                                           /s/ Nicholas C. Bluhm
                                                               Nicholas C. Bluhm
                                                         Chief Financial Officer

                                                                  April 14, 2005